EXHIBIT 99.2
                                       CFO CERTIFICATION

                                  CERTIFICATION PURSUANT TO
                                   18 U.S.C. SS 1350,

                                    AS ADOPTED PURSUANT TO
                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mentor On Call, Inc. on Form 10-KSB for the period ending December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edwin W. Austin, CFO of the Company, certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Edwin W. Austin, CFO
-------------------------
Edwin W. Austin, CFO
August 21, 2002